                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 2001
                                                         -----------------

                                 Razorfish, Inc.
                                 --------------

             (exact name of registrant as specified in its charter)


         Delaware                        000-25847            13-3804503
         --------                        ---------            ----------
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


 32 Mercer Street, 3rd Floor, New York, New York                       10013
------------------------------------------------                       -----
(Address of principal executive offices)                             (zip code)


       Registrant's Telephone Number, including Area Code: (212) 966-5960
                                                           --------------

                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

        Not applicable.

Item 2.  Acquisitions or Disposition of Assets

        Not applicable.

Item 3.  Bankruptcy or Receivership

        Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

        Not applicable.


Item 5.  Other Events

        Attached as Exhibit 5.1 is the opinion of counsel in connection with the Prospectus and Prospectus Supplement, dated November 26, 2001 filed under Razorfish's Registration Statement on Form S-3 (Registration No. 333-62146).

Item 6.  Resignation of Registrant's Directors

        Not applicable.


Item 7.  Financial Statements and Exhibits

        (a) Financial Statements of Businesses Acquired.
                 Not applicable.

        (b) Pro Forma Financial Information.
                 Not applicable.

        (c) Exhibits.

        Item 601(a)
        of Regulation S-K
        Exhibit No.                                       Description
        -----------                                       -----------

         5.1                       Opinion of Morrison & Foerster LLP



Item 8.  Change in Fiscal Year

        Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S

        Not applicable.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAZORFISH, INC.
                                         (Registrant)

Dated:  November 29, 2001                By:  /s/ Hilary Fenner
                                            ------------------------------------
                                            Name:   Hilary Fenner
                                            Title:  General Counsel

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                        Description
-----------                        -----------

5.1                     Opinion of Morrison & Foerster LLP